UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2004

FREMONT MICHIGAN INSURACORP, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-50926 (Commission File Number)	42-1609947 (IRS Employer Identification No.)

933 E. Main St., Fremont, Michigan (Address of principal executive offices)	49412 (Zip Code)

Registrant's telephone number, including area code: (231) 924-0300

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

          On October 18, 2004, Fremont Michigan InsuraCorp, Inc. announced that it has closed its initial public offering of common stock upon receipt of stock subscriptions for approximately $8.6 million of its common stock.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

          99.1 Press release of October 18, 2004 announcing the closing of the initial public offering of common stock.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Fremont Michigan InsuraCorp, Inc.

Date: October 18, 2004	By:	/s/ Richard E. Dunning
	Name:	Richard E. Dunning
	Title:	President and Chief Executive Officer